                                                                Exhibit 10.13.6

                                 SIXTH AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT
                         ------------------------------

         This Sixth Amendment to Receivables Purchase Agreement dated as of August 26, 1995 (this "Sixth Amendment"), is among THE ORIGINATORS listed on the signature page hereof (collectively, the "Originators") and PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Originators and the Purchaser entered into a Receivables Purchase Agreement dated as of December 15, 1992 (the "Purchase Agreement") pursuant to which the Purchaser purchased Receivables (as defined in the Purchase Agreement) from the Originators on the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, all the Originators are wholly owned subsidiaries of Federated Department Stores, Inc. ("Federated") and wish to effect, from time to time, mergers and consolidations among the Originators;

         WHEREAS, the Originators and the Purchaser wish to amend the Purchase Agreement to permit such mergers and consolidations and the consequences thereof;

         WHEREAS, Section 8.01 of the Purchase Agreement permits the Originators and the Purchaser to amend the Purchase Agreement subject to certain conditions;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Purchase Agreement.

         2. Section 5.01(h) of the Purchase Agreement is hereby amended by inserting the following phrase in the fourth line thereof, after the word "Agreement,":

     "or as a result of a transaction that effects a merger of an Originator into or with another Originator or a consolidation among two or more Originators,". . .

         3. Attached hereto as Exhibit A is a certificate by an officer of FDS National Bank, as Servicer, stating that the amendment to the Purchase Agreement effected by this Sixth Amendment does not adversely affect in any material respect the interests of any of the Investor Certificateholders, which certificate is required to be delivered to the Trustee pursuant to Section 8.01 of the Purchase Agreement.

         4. Attached hereto as Exhibit B is an Opinion of Counsel evidencing that the amendment to the Purchase Agreement effected by this Sixth Amendment shall not cause the Trust to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have a material adverse impact on the federal income taxation of any outstanding Series of Investor Certificates or any Certificate of Owner, which Opinion of Counsel is required to be provided pursuant to Section 8.01 of the Purchase Agreement.

         5. The Purchase Agreement, as amended by this Sixth Amendment, shall continue in full force and effect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             THE ORIGINATORS:

                             ABRAHAM & STRAUS, INC.

                             By: /s/ Dennis J. Broderick
                                 -------------------------------
                             Title: Vice President
                                    -----------------------------

                             BLOOMINGDALE'S, INC.

                             By: /s/ Dennis J. Broderick
                                 -------------------------------
                             Title: Vice President
                                   -----------------------------

                             BURDINES, INC.

                             By: /s/ Dennis J. Broderick
                                 -------------------------------
                             Title: Vice President

                            JORDAN MARSH STORES CORPORATION

                             By: /s/ Dennis J. Broderick
                                 -------------------------------
                             Title: Vice President

                             LAZARUS, INC.

                             By: /s/ Dennis J. Broderick
                                 -------------------------------
                             Title: Vice President
                                    ----------------------------
                             LAZARUS PA, INC.

                             By: /s/ Dennis J. Broderick
                                 -------------------------------
                             Title: Vice President
                                    ----------------------------

                             STERN'S DEPARTMENT STORES, INC.

                             By: /s/ Dennis J. Broderick
                                --------------------------------
                             Title: Vice President
                                   -----------------------------

                              RICH'S DEPARTMENT STORES, INC.

                              By: /s/ Dennis J. Broderick
                                  ------------------------------
                              Title: Vice President
                                     ---------------------------

                              THE BON, INC.

                              By: /s/ Dennis J. Broderick
                                 -------------------------------
                              Title: Vice President
                                     ---------------------------

                              FDS NATIONAL BANK

Date:  8/26/95           By:     /s/ Susan P. Storer
     ------------------      -----------------------------------
                         Title:   CFO & Treasurer
                               ---------------------------------

                         THE PURCHASER:

                         PRIME RECEIVABLES CORPORATION

Date:  8/26/95           By:     /s/ Susan R. Robinson
     ------------------      -----------------------------------
                         Title:   President
                                --------------------------------

                                    EXHIBIT A

                                FDS NATIONAL BANK

                              OFFICER'S CERTIFICATE
                              ---------------------

         Pursuant to Section 8.01 (a) of the Receivables Purchase Agreement dated as of December 15, 1992 (the "Purchase Agreement") among the Originators listed therein and Prime Receivables Corporation, as amended, FDS National Bank, a national banking association, as Servicer, certifies that the amendment to the Purchase Agreement effected by the Sixth Amendment To Receivables Purchase Agreement dated as of August 26, 1995 will not adversely effect in any material respect the interests of any of the Investor Certificateholders (as defined in the Purchase Agreement).

                                            /s/ Susan P. Storer
                                            -------------------------
                                            FDS National Bank
                                              as Servicer

August 26, 1995                             Name:  Susan P. Storer
                                                   ---------------
                                            Title:  CFO & Treasurer
                                                   ----------------